UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on May 16, 2024. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement and Additional Proxy Materials, which were filed with the Securities and Exchange Commission on April 2, 2024, respectively, were (1) the election of eleven directors; (2) the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024; (3) a non-binding advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement; and (4) approval of the Company’s Amended and Restated 2016 Stock-Based Incentive Compensation Plan.

Each of the director nominees set forth below was elected to hold office until his or her respective successor is duly elected and qualified or until his or her death, resignation or removal. Stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Stockholders, in non-binding advisory votes, approved the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement. Stockholders approved the Company’s Amended and Restated 2016 Stock-Based Incentive Compensation Plan.

The table below shows the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for the proposal regarding the ratification of the accounting firm.

(1)
Election of directors.

	For	Withheld	Broker Non-Votes
John M. Engquist	28,573,093	529,117	4,473,325
Bradley W. Barber	28,799,456	302,754	4,473,325
Paul N. Arnold	28,428,535	673,675	4,473,325
Gary W. Bagley	28,552,194	550,016	4,473,325
Bruce C. Bruckmann	26,905,849	2,196,361	4,473,325
Patrick L. Edsell	28,586,793	515,417	4,473,325
Thomas J. Galligan III	28,411,164	691,046	4,473,325
Lawrence C. Karlson	27,986,722	1,115,488	4,473,325
Jacob Thomas	28,594,331	507,879	4,473,325
Mary P. Thompson	25,800,228	3,301,982	4,473,325
Suzanne H. Wood	28,906,571	195,639	4,473,325
(2)
Ratification of Appointment of BDO USA, P.C. as independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain
33,172,976	324,730	77,829
(3)
Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
27,269,933	1,671,048	161,229	4,473,325
(4)
Approval of the Company’s Amended and Restated 2016 Stock-Based Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
27,880,148	1,059,618	162,444	4,473,325

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	By:	/s/ Leslie S. Magee
Leslie S. Magee Chief Financial Officer and Secretary